UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2004

Consolidated Container Company LLC

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-88157	75-2825338
(Commission File Number)	(IRS Employer Identification No.)

3101 Towercreek Parkway, Suite 300, Atlanta, Georgia	30039
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (678) 742-4600

(Former name or former address, if changed since last report)

Item 5.	Other Events and Required FD Disclosure.

On April 29, 2004, Consolidated Container Company LLC announced its intent to undertake a refinancing of outstanding indebtedness under its senior credit facilities. The press release announcing such intentions is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not Applicable

(b)	Not Applicable

(c)	Exhibits.

The exhibit listed below and in the accompanying Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Press Release dated April 29, 2004 relating to proposed refinancing

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED CONTAINER COMPANY LLC

By:	/S/ TYLER L. WOOLSON

Tyler L. Woolson Chief Financial Officer

Date: April 29, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.1	PressRelease dated April 29, 2004 relating to proposed refinancing